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                       SECURITIES AND EXCHANGE COMMISSION
                             Washington, D.C. 20549

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                                    FORM 8-K

                                 CURRENT REPORT
                     PURSUANT TO SECTION 13 OR 15(d) OF THE
                         SECURITIES EXCHANGE ACT OF 1934

         Date of report (Date of earliest event reported): July 17, 2003
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                              Hanover Direct, Inc.
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               (Exact Name of Registrant as Specified in Charter)

                                     1-12082
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                            (Commission File Number)

                Delaware                                13-0853260
   -----------------------------------         -----------------------------
      (State or Other Jurisdiction                    (I.R.S. Employer
            of Incorporation)                       Identification Number)

             115 River Road
          Edgewater, New Jersey                             07020
   -----------------------------------         -----------------------------
          (Address of Principal                           (Zip Code)
           Executive Offices)



       Registrant's telephone number, including area code: (201) 863-7300
                                                           ---------------


  ---------------------------------------------------------------------------
          (Former Name or Former Address, if Changed Since Last Report)


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ITEM 5.  OTHER EVENTS.


     On July 17, 2003, Hanover Direct, Inc., a Delaware corporation (the "Company"), increased the size of its Board of Directors from five to seven members and elected Jeffrey A. Sonnenfeld and A. David Brown as members of the newly-expanded Board of Directors, subject to the fulfillment of certain conditions precedent which were fulfilled on July 29, 2003. As a result of this action, the Committees of the Board were reconstituted as follows: The members of the Audit Committee are Robert H. Masson (Chairman), E. Pendleton James and Kenneth J. Krushel. The members of the Compensation Committee are Jeffrey A. Sonnenfeld (Chairman), A. David Brown and Robert H. Masson. The members of the Nominating Committee are E. Pendleton James (Chairman), A. David Brown and Jeffrey A. Sonnenfeld. The members of the Transactions Committee are Kenneth J. Krushel (Chairman), A. David Brown, E. Pendleton James, Robert H. Masson and Jeffrey A. Sonnenfeld.

     On July 23, 2003, the Company increased the size of its Executive Committee from three to five members, subject to the fulfillment of certain conditions precedent which were fulfilled on July 29, 2003, and reconstituted the Executive Committee to include Thomas C. Shull, the Chairman of the Board, President and Chief Executive Officer of the Company, Robert H. Masson, the Chairman of the Company's Audit Committee, Kenneth J. Krushel, the Chairman of the Company's Transactions and Executive Committees, Basil P. Regan, and Jeffrey A. Sonnenfeld, the Chairman of the Company's Compensation Committee.



ITEM 7.   FINANCIAL STATEMENTS, PRO FORMA FINANCIAL
          INFORMATION AND EXHIBITS.

(c)  Exhibits:

99.1 Press Release, dated July 29, 2003, Announcing that Jeffrey A. Sonnenfeld and A. David Brown Join Expanded Board of Directors



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                                   SIGNATURES


     Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

                                               HANOVER DIRECT, INC.
                                               -------------------------------
                                                     (Registrant)

July 29, 2003                                  By: /s/ Brian C. Harriss
                                               -------------------------------
                                               Name:  Brian C. Harriss
                                               Title: Executive Vice President,
                                                       Human Resources & Legal